Exhibit 99(b)
BALANCE SHEETS
BOK FINANCIAL CORPORATION
(In thousands)

                                                                     Period Ended
                                                 ---------------------------------------------------
                                                    June 30,        December 31,         June 30,
                                                     2008               2007               2007
                                                 --------------    ---------------     -------------
                                                  (Unaudited)                           (Unaudited)
 ASSETS
 Cash and due from banks                             $ 712,324          $ 717,259         $ 596,827
 Trading securities                                     62,532             45,724            30,977
 Funds sold and resell agreements                       52,005            173,154            50,635
 Securities:
   Available for sale                                5,926,602          5,650,540         5,038,966
   Investment                                          245,754            247,949           265,507
   Mortgage trading securities                          98,269            154,701           133,967
                                                 --------------    ---------------     -------------
 Total securities                                    6,270,625          6,053,190         5,438,440
 Loans:
   Commercial                                        7,064,573          6,737,505         6,548,832
   Commercial real estate                            2,827,497          2,750,472         2,791,980
   Residential mortgage                              1,607,597          1,531,296         1,403,298
   Residential mortgage held for sale                  119,944             76,677           112,596
   Consumer                                          1,044,371            921,297           842,676
                                                 --------------    ---------------     -------------
   Total loans                                      12,663,982         12,017,247        11,699,382
 Less reserve for loan losses                         (159,018)          (126,677)         (119,759)
                                                 --------------    ---------------     -------------
   Loans, net of reserve                            12,504,964         11,890,570        11,579,623
 Premises and equipment, net                           266,435            258,786           241,579
 Accrued revenue receivable                            159,206            138,243           160,595
 Intangible assets, net                                365,060            368,353           377,957
 Mortgage servicing rights, net                         72,103             70,009            74,067
 Real estate and other repossessed assets               21,025              9,475             7,664
 Bankers' acceptances                                   16,031              1,780            31,702
 Derivative contracts                                1,430,874            502,446           264,845
 Cash surrender value of bank-owned life insurance     231,527            229,540           224,250
 Receivable on unsettled securities trades              39,052             10,071                 -
 Other assets                                          295,719            199,101           202,075
                                                 --------------    ---------------     -------------
 TOTAL ASSETS                                     $ 22,499,482       $ 20,667,701      $ 19,281,236
                                                 ==============    ===============     =============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                          $ 1,951,939        $ 1,875,946       $ 1,701,756
   Interest-bearing transaction                      7,650,255          7,096,339         6,508,677
   Savings                                             162,138            156,368           207,251
   Time                                              4,361,384          4,330,638         4,744,570
                                                 --------------    ---------------     -------------
 Total deposits                                     14,125,716         13,459,291        13,162,254
 Funds purchased and
   repurchase agreements                             3,101,425          3,225,131         2,317,846
 Other borrowings                                    2,153,853          1,027,564           888,362
 Subordinated debentures                               398,340            398,273           547,896
 Accrued interest, taxes, and expense                  100,208            124,029           104,224
 Bankers' acceptances                                   16,031              1,780            31,702
 Due on unsettled securities trades                          -                  -            71,838
 Derivative contracts                                  456,379            341,677           217,140
 Other liabilities                                     160,310            154,572           144,066
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES                                  20,512,262         18,732,317        17,485,328
 Shareholders' equity:
   Capital, surplus and retained earnings            2,051,598          1,966,618         1,885,435
   Accumulated other comprehensive loss                (64,378)           (31,234)          (89,527)
                                                 --------------    ---------------     -------------
 TOTAL SHAREHOLDERS' EQUITY                          1,987,220          1,935,384         1,795,908
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                           $ 22,499,482       $ 20,667,701      $ 19,281,236
                                                 ==============    ===============     =============

 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
(In thousands)

                                                                                    Quarter Ended
                                                 ----------------------------------------------------------------------------------
                                                    June 30,        March 31,         December 31,   September 30,      June 30,
                                                     2008             2008               2007            2007            2007
                                                 --------------  ---------------     -------------   --------------   -------------
ASSETS
Trading securities                                    $ 74,058         $ 74,957          $ 29,303         $ 24,413        $ 32,897
Funds sold and resell agreements                        72,444           80,735            86,948          101,281          67,057
Securities:
  Available for sale                                 5,880,844        5,438,655         5,574,417        5,183,056       4,967,974
  Investment                                           249,723          248,974           249,350          246,273         261,518
  Mortgage trading securities                          155,612          201,199           138,306          137,863         139,695
                                                 --------------  ---------------     -------------   --------------   -------------
Total securities                                     6,286,179        5,888,828         5,962,073        5,567,192       5,369,187
Loans:
  Commercial                                         6,987,727        6,841,006         6,619,760        6,487,139       6,347,091
  Commercial real estate                             2,797,345        2,784,640         2,702,449        2,775,184       2,705,280
  Residential mortgage                               1,602,799        1,510,238         1,504,594        1,472,537       1,375,620
  Residential mortgage held for sale                   105,925           84,291            75,082           93,042          93,804
  Consumer                                           1,033,502          961,104           904,358          881,736         816,346
                                                 --------------  ---------------     -------------   --------------   -------------
Total loans                                         12,527,297       12,181,279        11,806,242       11,709,638      11,338,140
Less allowance for loan losses                        (145,520)        (131,709)         (125,996)        (123,059)       (118,505)
                                                 --------------  ---------------     -------------   --------------   -------------
Total loans, net                                    12,381,777       12,049,570        11,680,246       11,586,579      11,219,635
                                                 --------------  ---------------     -------------   --------------   -------------
Total earning assets                                18,814,458       18,094,090        17,758,570       17,279,465      16,688,776
Cash and due from banks                                524,922          543,232           546,704          529,282         534,385
Cash surrender value of bank-owned life insurance      229,731          230,283           227,810          225,206         218,007
Derivative contracts                                   897,236          513,696           387,876          255,673         204,647
Other assets                                         1,142,910        1,115,752         1,061,655        1,046,749         912,255
                                                 --------------  ---------------     -------------   --------------   -------------
TOTAL ASSETS                                      $ 21,609,257     $ 20,497,053      $ 19,982,615     $ 19,336,375    $ 18,558,070
                                                 ==============  ===============     =============   ==============   =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Demand                                           $ 1,336,552      $ 1,236,552       $ 1,293,419      $ 1,300,280     $ 1,295,930
  Interest-bearing transaction                       7,717,777        7,473,670         7,016,136        6,683,056       6,414,014
  Savings                                              159,798          156,953           160,170          200,362         158,718
  Time                                               4,076,167        4,225,141         4,544,802        4,798,812       4,507,053
                                                 --------------  ---------------     -------------   --------------   -------------
Total deposits                                      13,290,294       13,092,316        13,014,527       12,982,510      12,375,715
Funds purchased and
  repurchase agreements                              3,126,110        3,061,783         3,158,153        2,603,372       2,627,230
Other borrowings                                     2,267,076        1,340,846           936,353          880,894         866,096
Subordinated debentures                                398,336          398,241           398,109          471,458         410,883
Derivative contracts                                   239,211          297,660           276,992          198,438         152,105
Other liabilities                                      302,833          321,061           303,582          378,723         335,295
                                                 --------------  ---------------     -------------   --------------   -------------
TOTAL LIABILITIES                                   19,623,860       18,511,907        18,087,716       17,515,395      16,767,324
Shareholders' equity                                 1,985,397        1,985,146         1,894,899        1,820,980       1,790,746
                                                 --------------  ---------------     -------------   --------------   -------------
TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                          $ 21,609,257     $ 20,497,053      $ 19,982,615     $ 19,336,375    $ 18,558,070
                                                 ==============  ===============     =============   ==============   =============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)

                                                           Quarter Ended                      Six Months Ended
                                                 ---------------------------------     -------------------------------
                                                             June 30,                             June 30,
                                                 ---------------------------------     -------------------------------
                                                     2008               2007               2008             2007
                                                 --------------    ---------------     -------------   ---------------
 Interest revenue                                    $ 260,226          $ 288,685         $ 536,267         $ 563,261
 Interest expense                                      101,147            153,772           230,060           299,510
                                                 --------------    ---------------     -------------   ---------------
 Net interest revenue                                  159,079            134,913           306,207           263,751
 Provision for credit losses                            38,310              7,820            55,881            14,320
                                                 --------------    ---------------     -------------   ---------------
 Net interest revenue after
   provision for credit losses                         120,769            127,093           250,326           249,431

 Other operating revenue
   Brokerage and trading revenue                        14,536             13,317            38,449            26,599
   Transaction card revenue                             25,786             22,917            49,344            43,101
   Trust fees and commissions                           20,940             19,458            41,736            38,453
   Deposit service charges and fees                     30,199             26,797            57,885            51,395
   Mortgage banking revenue                              7,198              4,034            14,415             9,554
   Bank-owned life insurance                             2,658              2,525             5,170             4,924
   Margin asset fees                                     4,460                969             6,427             1,727
   Other revenue                                         7,824              6,947            14,039            12,798
                                                --------------    ---------------     -------------   ---------------
  Total fees and commissions                           113,601             96,964           227,465           188,551
   Gain (loss) on asset sales                              216               (348)              181               346
   Gain (loss) on securities, net                       (5,242)            (6,262)             (622)           (6,825)
   Gain (loss) on derivatives, net                      (2,961)              (183)             (848)             (112)
                                                 --------------    ---------------     -------------   ---------------
   Total other operating revenue                       105,614             90,171           226,176           181,960

 Other operating expense
   Personnel                                            89,597             80,054           177,703           158,382
   Business promotion                                    5,777              5,391            10,416             9,961
   Professional fees and services                        6,973              5,963            12,621            10,837
   Net occupancy and equipment                          15,100             13,860            30,161            27,066
   Insurance                                             2,626                693             6,336             1,415
   Data processing and communications                   19,523             18,402            38,416            35,376
   Printing, postage and supplies                        4,156              4,179             8,575             8,148
   Net (gains) losses and operating expenses
     of repossessed assets                                (229)               192               149               399
   Amortization of intangible assets                     1,885              1,443             3,810             2,579
   Mortgage banking costs                                6,054              2,485            11,734             5,009
   Change in fair value of mortgage servicing rights       767             (5,061)            2,529            (3,897)
   Visa retrospective responsibility obligation              -                  -            (2,767)                -
   Other expense                                         7,039              6,530            12,989            10,967
                                                 --------------    ---------------     -------------   ---------------
 Total other operating expense                         159,268            134,131           312,672           266,242

 Income before taxes                                    67,115             83,133           163,830           165,149
 Federal and state income taxes                         23,432             29,270            57,882            58,493
                                                 --------------    ---------------     -------------   ---------------

 Net income                                           $ 43,683           $ 53,863         $ 105,948         $ 106,656
                                                 ==============    ===============     =============   ===============

 Average shares outstanding:
    Basic                                           67,282,501         67,116,902        67,246,250        67,099,752
    Diluted                                         67,662,197         67,606,330        67,610,014        67,589,146

 Earnings per share:
   Basic                                                $ 0.65             $ 0.80            $ 1.58            $ 1.59
                                                 ==============    ===============     =============   ===============
   Diluted                                              $ 0.65             $ 0.80            $ 1.57            $ 1.58
                                                 ==============    ===============     =============   ===============

 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                                   Quarter Ended
                                                 ----------------------------------------------------------------------------------
                                                    June 30,         March 31,       December 31,    September 30,      June 30,
                                                     2008              2008             2007             2007            2007
                                                 --------------   ---------------   -------------   ---------------   -------------
 Capital:
   Period-end shareholders' equity                 $ 1,987,220       $ 1,992,570     $ 1,935,384       $ 1,868,563     $ 1,795,908
   Risk-based capital ratios:
     Tier 1                                              9.09%             9.11%           9.38%             9.30%           9.12%
     Total capital                                      12.09%            12.12%          12.54%            12.53%          12.36%
   Leverage ratio                                        8.17%             8.22%           8.20%             8.17%           8.30%
   Period-end tangible capital ratio                     7.33%             7.83%           7.72%             7.67%           7.50%

 Common stock:
   Book value per share                                $ 29.45           $ 29.57         $ 28.75           $ 27.86         $ 26.69

   Market value per share:
        High                                           $ 60.74           $ 55.23         $ 55.43           $ 54.20         $ 55.12
        Low                                            $ 49.11           $ 46.82         $ 51.44           $ 47.37         $ 48.58

   Cash dividends paid                                $ 15,180          $ 13,484        $ 13,438          $ 13,445        $ 13,452
   Dividend payout ratio                                34.75%            21.66%          26.27%            22.47%          24.97%
   Shares outstanding, net                          67,488,388        67,383,318      67,306,380        67,062,517      67,280,107
   Stock buy-back program:
       Shares repurchased                                    -            91,114          33,583           261,916          18,783
       Amount                                              $ -       $ 4,655,477     $ 1,770,368      $ 13,359,753       $ 967,122
                                                 --------------   ---------------   -------------   ---------------   -------------
       Average price per share                    $          -           $ 51.10         $ 52.72           $ 51.01         $ 51.49
                                                 ==============   ===============   =============   ===============   =============

 Performance ratios:
  Return on average assets                               0.81%             1.22%           1.02%             1.23%           1.16%
  Return on average equity                               8.85%            12.62%          10.71%            13.04%          12.06%
  Net interest margin                                    3.45%             3.31%           3.22%             3.27%           3.31%
  Efficiency ratio                                      57.69%            57.60%          60.04%            60.08%          59.50%

 Other data:
     Gain (loss) on economic hedge of mortgage
        servicing rights                             $  (5,518)            $ 191         $ 1,288           $ 3,654        $ (5,682)
     Trust assets                                 $ 34,433,874      $ 35,524,730    $ 36,288,592      $ 34,875,758    $ 33,711,040
     Mortgage servicing portfolio                  $ 5,075,285       $ 4,967,384     $ 4,893,011       $ 4,824,420     $ 4,644,724
     Mortgage loan fundings during the quarter       $ 288,937         $ 256,617       $ 239,620         $ 246,097       $ 257,074
     Mortgage loan refinances to total fundings         36.76%            51.19%          35.49%            26.51%          23.88%
     Tax equivalent adjustment                         $ 2,084           $ 2,154         $ 2,502           $ 2,464         $ 2,069


 QUARTERLY EARNINGS TRENDS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and per share data)

                                                                                   Quarter Ended
                                                 ----------------------------------------------------------------------------------
                                                    June 30,         March 31,       December 31,   September 30,       June 30,
                                                     2008              2008             2007            2007             2007
                                                 --------------   ---------------   -------------   --------------   --------------
 Interest revenue                                    $ 260,226         $ 276,041       $ 297,096        $ 300,380        $ 288,685
 Interest expense                                      101,147           128,913         155,807          160,935          153,772
                                                 --------------   ---------------   -------------   --------------   --------------
 Net interest revenue                                  159,079           147,128         141,289          139,445          134,913
 Provision for credit losses                            38,310            17,571          13,200            7,201            7,820
                                                 --------------   ---------------   -------------   --------------   --------------
 Net interest revenue after
   provision for credit losses                         120,769           129,557         128,089          132,244          127,093

 Other operating revenue
   Brokerage and trading revenue                        14,536            23,913          20,402           15,541           13,317
   Transaction card revenue                             25,786            23,558          23,512           23,812           22,917
   Trust fees and commissions                           20,940            20,796          20,145           19,633           19,458
   Deposit service charges and fees                     30,199            27,686          29,938           27,885           26,797
   Mortgage banking revenue                              7,198             7,217           6,912            5,809            4,034
   Bank-owned life insurance                             2,658             2,512           2,614            2,520            2,525
   Margin asset fees                                     4,460             1,967           2,012            1,061              969
   Other revenue                                         7,824             6,215           7,819            7,456            6,947
                                                 --------------   ---------------   -------------   --------------   --------------
  Total fees and commissions                           113,601           113,864         113,354          103,717           96,964
   Gain (loss) on asset sales                              216               (35)         (1,316)              42             (348)
   Gain (loss) on securities, net                       (5,242)            4,620          (6,251)           4,748           (6,262)
   Gain (loss) on derivatives, net                      (2,961)            2,113           1,529              865             (183)
                                                 --------------   ---------------   -------------   --------------   --------------
   Total other operating revenue                       105,614           120,562         107,316          109,372           90,171

 Other operating expense
   Personnel                                            89,597            88,106          84,512           85,811           80,054
   Business promotion                                    5,777             4,639           6,528            5,399            5,391
   Professional fees and services                        6,973             5,648           6,209            5,749            5,963
   Net occupancy and equipment                          15,100            15,061          15,466           14,752           13,860
   Insurance                                             2,626             3,710             843              759              693
   Data processing and communications                   19,523            18,893          19,086           18,271           18,402
   Printing, postage and supplies                        4,156             4,419           4,221            4,201            4,179
   Net (gains) losses and operating expenses
     of repossessed assets                                (229)              378             120              172              192
   Amortization of intangible assets                     1,885             1,925           2,382            2,397            1,443
   Mortgage banking costs                                6,054             5,681           4,225            3,877            2,485
   Change in fair value of mortgage servicing rights       767             1,762           3,344            3,446           (5,061)
   Visa retrospective responsibility obligation              -            (2,767)          2,767                -                -
   Other expense                                         7,039             5,949           8,024            6,184            6,530
                                                 --------------   ---------------   -------------   --------------   --------------
 Total other operating expense                         159,268           153,404         157,727          151,018          134,131

 Income before taxes                                    67,115            96,715          77,678           90,598           83,133
 Federal and state income taxes                         23,432            34,450          26,518           30,750           29,270
                                                 --------------   ---------------   -------------   --------------   --------------

 Net income                                           $ 43,683          $ 62,265        $ 51,160         $ 59,848         $ 53,863
                                                 ==============   ===============   =============   ==============   ==============

 Average shares outstanding:
    Basic                                           67,282,501        67,202,128      67,051,499       67,078,378       67,116,902
    Diluted                                         67,662,197        67,549,960      67,482,798       67,537,643       67,606,330

 Earnings per share:
   Basic                                                $ 0.65            $ 0.93          $ 0.76           $ 0.89           $ 0.80
   Diluted                                              $ 0.65            $ 0.92          $ 0.76           $ 0.89           $ 0.80

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                Quarter Ended
                                           ---------------------------------------------------------------------------------------
                                              June 30,          March 31,         December 31,    September 30,        June 30,
                                               2008               2008               2007             2007              2007
                                           --------------    ---------------     -------------   ---------------    --------------
Oklahoma:
    Commercial                               $ 3,254,179        $ 3,248,424       $ 3,219,176       $ 3,113,412       $ 3,317,877
    Commercial real estate                       875,546            940,686           890,703           875,135           897,838
    Residential mortgage                       1,099,277          1,080,882         1,080,483         1,058,142           971,692
    Residential mortgage held for sale           119,944             91,905            76,677            73,488           112,596
    Consumer                                     601,184            586,695           576,070           562,631           540,986
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Oklahoma                         5,950,130          5,948,592         5,843,109         5,682,808         5,840,989

Texas:
    Commercial                                 2,166,925          2,124,192         1,985,645         1,941,731         1,856,049
    Commercial real estate                       889,364            838,781           846,303           913,910           888,118
    Residential mortgage                         299,996            262,305           275,533           266,850           263,344
    Consumer                                     204,081            168,949           142,958           133,391           135,659
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Texas                            3,560,366          3,394,227         3,250,439         3,255,882         3,143,170

New Mexico:
    Commercial                                   451,225            472,543           473,262           446,573           434,394
    Commercial real estate                       271,177            258,731           252,884           256,994           263,342
    Residential mortgage                          89,469             85,834            84,336            83,274            81,521
    Consumer                                      16,977             14,977            16,105            15,769            13,225
                                           --------------    ---------------     -------------   ---------------    --------------
        Total New Mexico                         828,848            832,085           826,587           802,610           792,482

Arkansas:
    Commercial                                    96,775            100,489           106,328           117,993           103,534
    Commercial real estate                       124,049            130,956           124,317           107,588           102,537
    Residential mortgage                          19,527             16,621            16,393            18,411            22,508
    Consumer                                     197,979            180,551           163,626           148,404           129,431
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Arkansas                           438,330            428,617           410,664           392,396           358,010

Colorado:
    Commercial                                   489,844            486,525           490,373           491,204           480,097
    Commercial real estate                       276,062            261,099           252,537           247,802           274,610
    Residential mortgage                          38,517             31,011            26,556            26,322            18,516
    Consumer                                      16,367             17,552            16,457            18,623            18,470
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Colorado                           820,790            796,187           785,923           783,951           791,693

Arizona:
    Commercial                                   207,173            174,360           157,341           147,103           124,765
    Commercial real estate                       351,058            361,567           342,673           349,840           326,951
    Residential mortgage                          53,321             50,719            46,269            43,510            43,192
    Consumer                                       5,315              6,815             5,522             5,491             4,683
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Arizona                            616,867            593,461           551,805           545,944           499,591

Kansas:
    Commercial                                   398,452            350,325           305,380           252,345           232,116
    Commercial real estate                        40,241             40,104            41,055            33,766            38,584
    Residential mortgage                           7,490              2,397             1,726             1,059             2,525
    Consumer                                       2,468              1,665               559               403               222
                                           --------------    ---------------     -------------   ---------------    --------------
        Total Kansas                             448,651            394,491           348,720           287,573           273,447

                                           --------------    ---------------     -------------   ---------------    --------------
TOTAL BOK FINANCIAL                         $ 12,663,982      $ 12,387,660        $ 12,017,247    $ 11,751,164       $ 11,699,382
                                           ==============    ===============     =============   ===============    ==============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                            Quarter Ended
                                       ---------------------------------------------------------------------------------------
                                          June 30,          March 31,         December 31,    September 30,        June 30,
                                           2008               2008               2007             2007              2007
                                       --------------    ---------------     -------------   ---------------    --------------
Oklahoma:
    Demand                               $ 1,003,516          $ 999,214         $ 936,160         $ 717,478         $ 876,671
    Interest-bearing:
       Transaction                         4,449,617          4,124,046         3,935,909         3,473,547         3,470,896
       Savings                                90,100             88,141            80,467            83,139            88,133
       Time                                2,672,401          2,230,110         2,426,822         2,725,992         2,798,719
                                       --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                 7,212,118          6,442,297         6,443,198         6,282,678         6,357,748
                                       --------------    ---------------     -------------   ---------------    --------------
Total Oklahoma                             8,215,634          7,441,511         7,379,358         7,000,156         7,234,419
                                       --------------    ---------------     -------------   ---------------    --------------

Texas:
    Demand                                   734,730            651,781           738,105           597,534           626,193
    Interest-bearing:
       Transaction                         2,025,052          1,996,784         2,050,872         1,978,920         2,019,311
       Savings                                33,207             32,191            34,618            35,310            36,989
       Time                                  723,146            759,892           800,460           893,018           804,877
                                       --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                 2,781,405          2,788,867         2,885,950         2,907,248         2,861,177
                                       --------------    ---------------     -------------   ---------------    --------------
Total Texas                                3,516,135          3,440,648         3,624,055         3,504,782         3,487,370
                                       --------------    ---------------     -------------   ---------------    --------------

New Mexico:
    Demand                                    99,605            103,329            93,923           109,854           113,579
    Interest-bearing:
       Transaction                           486,623            492,096           490,227           479,204           521,154
       Savings                                16,432             16,141            15,146            16,437            17,662
       Time                                  445,505            455,861           486,868           512,497           500,443
                                       --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                   948,560            964,098           992,241         1,008,138         1,039,259
                                       --------------    ---------------     -------------   ---------------    --------------
Total New Mexico                           1,048,165          1,067,427         1,086,164         1,117,992         1,152,838
                                       --------------    ---------------     -------------   ---------------    --------------

Arkansas:
    Demand                                    15,322             16,661             9,755            10,225            11,030
    Interest-bearing:
       Transaction                            30,344             25,923            22,519            22,401            22,096
       Savings                                   895                945               883               993             1,011
       Time                                   39,305             39,803            40,692            43,401            46,597
                                       --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                    70,544             66,671            64,094            66,795            69,704
                                       --------------    ---------------     -------------   ---------------    --------------
Total Arkansas                                85,866             83,332            73,849            77,020            80,734
                                       --------------    ---------------     -------------   ---------------    --------------

Colorado:
    Demand                                    65,647             51,901            60,250            42,194            42,006
    Interest-bearing:
       Transaction                           551,310            577,454           504,116           432,188           426,031
       Savings                                20,245             22,233            23,806            27,143            35,152
       Time                                  423,014            455,262           539,523           608,962           549,676
                                       --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                   994,569          1,054,949         1,067,445         1,068,293         1,010,859
                                       --------------    ---------------     -------------   ---------------    --------------
Total Colorado                             1,060,216          1,106,850         1,127,695         1,110,487         1,052,865
                                       --------------    ---------------     -------------   ---------------    --------------

Arizona:
    Demand                                    28,196             28,592            29,807            25,295            31,196
    Interest-bearing:
       Transaction                            94,733            102,564            82,682            98,611            74,892
       Savings                                 1,233                878             1,435             1,269             1,233
       Time                                    6,364              8,395            11,603            13,314            11,563
                                       --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                   102,330            111,837            95,720           113,194            87,688
                                       --------------    ---------------     -------------   ---------------    --------------
Total Arizona                                130,526            140,429           125,527           138,489           118,884
                                       --------------    ---------------     -------------   ---------------    --------------

Kansas:
    Demand                                     4,923              5,341             7,946             7,849             1,081
    Interest-bearing:
       Transaction                            12,576              9,993            10,014             3,169             1,356
       Savings                                    26                 92                13                15                12
       Time                                   51,649             33,837            24,670            23,119            32,695
                                       --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                    64,251             43,922            34,697            26,303            34,063
                                       --------------    ---------------     -------------   ---------------    --------------
Total Kansas                                  69,174             49,263            42,643            34,152            35,144
                                       --------------    ---------------     -------------   ---------------    --------------

TOTAL BOK FINANCIAL                     $ 14,125,716       $ 13,329,460      $ 13,459,291      $ 12,983,078      $ 13,162,254
                                       ==============    ===============     =============   ===============    ==============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                                  Quarter Ended
                                                 ----------------------------------------------------------------------------------
                                                    June 30,         March 31,       December 31,    September 30,      June 30,
                                                     2008              2008             2007             2007            2007
                                                 --------------   ---------------   -------------   ---------------  --------------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                   6.88%            7.69%            6.63%            7.46%            5.86%
Funds sold and resell agreements                     1.97%            4.18%            5.95%            6.22%            5.53%
Securities:
    Taxable                                          5.08%            5.11%            4.94%            4.92%            4.85%
    Tax-exempt                                       6.46%            6.38%            5.88%            5.30%            5.73%
                                                 --------------   ---------------   -------------   ---------------  --------------
Total securities                                     5.14%            5.17%            4.99%            4.95%            4.90%
Total loans                                          5.80%            6.59%            7.50%            7.88%            7.94%
Less Allowance for loan losses                          -                -                -                -                -
                                                 --------------   ---------------   -------------   ---------------  --------------
Total loans, net                                     5.87%            6.66%            7.58%            7.96%            8.03%
                                                 --------------   ---------------   -------------   ---------------  --------------
Total tax-equivalent yield on earning assets         5.61%            6.17%            6.70%            6.99%            7.00%

COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                       1.45%            2.27%            2.79%            3.01%            3.02%
  Savings                                            0.37%            0.61%            0.86%            0.81%            0.95%
  Time                                               3.77%            4.35%            4.68%            4.83%            4.76%
                                                 --------------   ---------------   -------------   ---------------  --------------
Total interest-bearing deposits                      2.22%            2.99%            3.50%            3.72%            3.69%
Funds purchased and repurchase agreements            1.95%            3.11%            4.42%            4.95%            5.06%
Other borrowings                                     2.49%            3.51%            4.92%            5.31%            5.45%
Subordinated debt                                    5.88%            5.45%            5.69%            6.03%            6.66%
                                                 --------------   ---------------   -------------   ---------------  --------------
Total cost of interest-bearing liabilities           2.29%            3.11%            3.81%            4.08%            4.12%
                                                 --------------   ---------------   -------------   ---------------  --------------
Tax-equivalent net interest revenue spread           3.32%            3.06%            2.89%            2.91%            2.88%
Effect of noninterest-bearing funding sources
  and other                                          0.13%            0.25%            0.33%            0.36%            0.43%
                                                 --------------   ---------------   -------------   ---------------  --------------
Tax-equivalent net interest margin                   3.45%            3.31%            3.22%            3.27%            3.31%
                                                 ==============   ===============   =============   ===============  ==============

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                  Quarter Ended
                                                  ----------------------------------------------------------------------------------
                                                    June 30,        March 31,       December 31,    September 30,       June 30,
                                                     2008             2008             2007             2007             2007
                                                 --------------  ---------------   -------------   ---------------   --------------
 Nonperforming assets:
   Nonaccruing loans (C):
       Commercial                                     $ 45,992         $ 41,966        $ 42,981          $ 21,168         $ 20,456
       Commercial real estate                           60,456           40,399          25,319            11,355           19,470
       Residential mortgage                             17,861           15,960          15,272            11,469           11,418
       Consumer                                            611              812             718               705              675
                                                 --------------  ---------------   -------------   ---------------   --------------
   Total nonaccruing loans                           $ 124,920         $ 99,137        $ 84,290          $ 44,697         $ 52,019
   Renegotiated loans (B)                               11,840           11,850          10,394            10,752           10,113
   Real estate and other repossessed assets             21,025           15,112           9,475            10,627            7,664
                                                 --------------  ---------------   -------------   ---------------   --------------
       Total nonperforming assets                    $ 157,785        $ 126,099       $ 104,159          $ 66,076         $ 69,796
                                                 ==============  ===============   =============   ===============   ==============

 Nonaccruing loans by principal market (C):
    Oklahoma                                          $ 45,306         $ 52,211        $ 47,977          $ 24,628         $ 26,529
    Texas                                               20,860            8,157           4,983             4,921            6,176
    New Mexico                                           9,838            7,497          11,118             6,542            7,025
    Arkansas                                             2,924            2,866           1,635               843              816
    Colorado                                            11,974            8,101           9,222             5,688            8,067
    Arizona                                             33,482           18,811           9,355             2,075            3,406
    Kansas                                                 536            1,494               -                 -                -
                                                 --------------  ---------------   -------------   ---------------   --------------
       Total nonaccruing loans                       $ 124,920         $ 99,137        $ 84,290          $ 44,697         $ 52,019
                                                 ==============  ===============   =============   ===============   ==============
 Nonaccruing loans by loan portfolio sector (C):
 Commercial:
    Energy                                               $ 493            $ 475           $ 529             $ 536            $ 542
    Manufacturing                                        6,731            9,274           9,915             8,858            8,705
    Wholesale / retail                                   3,735            3,868           3,792             3,850            2,838
    Agriculture                                            811            1,848             380               540              769
    Services                                            30,080           23,849          25,468             5,987            6,843
    Healthcare                                           3,791            2,079           2,301               963              509
    Other                                                  351              573             596               434              250
                                                 --------------  ---------------   -------------   ---------------   --------------
       Total commercial                                 45,992           41,966          42,981            21,168           20,456
 Commercial real estate:
    Land development and construction                   45,291           29,439          13,466             7,289            9,333
    Multifamily                                            896            1,906           3,998             1,238            2,233
     Other commercial real estate                       14,269            9,054           7,855             2,828            7,904
                                                 --------------  ---------------   -------------   ---------------   --------------
       Total commercial real estate                     60,456           40,399          25,319            11,355           19,470
 Residential mortgage                                   17,861           15,960          15,272            11,469           11,418
 Consumer                                                  611              812             718               705              675
                                                 --------------  ---------------   -------------   ---------------   --------------
       Total nonaccruing loans                       $ 124,920         $ 99,137        $ 84,290          $ 44,697         $ 52,019
                                                 ==============  ===============   =============   ===============   ==============

 Performing loans 90 days past due                    $ 10,683         $ 11,266         $ 5,575           $ 3,986          $ 4,215

 Gross charge-offs                                    $ 15,526         $ 11,078         $ 8,930           $ 7,489          $ 8,811
 Recoveries                                              2,534            2,221           1,584             2,620            3,039
                                                 --------------  ---------------   -------------   ---------------   --------------
 Net charge-offs                                      $ 12,992          $ 8,857         $ 7,346           $ 4,869          $ 5,772
                                                 ==============  ===============   =============   ===============   ==============

 Provision for credit losses                          $ 38,310         $ 17,571        $ 13,200           $ 7,201          $ 7,820

 Reserve for loan losses to period end loans (A)         1.27%            1.11%           1.06%             1.04%            1.03%
 Combined reserves for credit losses to period
     end loans (A)                                       1.45%            1.27%           1.24%             1.21%            1.20%
 Nonperforming assets to period end loans (A)
     and repossessed assets                              1.26%            1.02%           0.87%             0.57%            0.60%
 Net charge-offs (annualized) to average loans (A)       0.42%            0.29%           0.25%             0.17%            0.21%
 Reserve for loan losses to nonaccruing loans          127.30%          137.77%         150.29%           272.80%          230.22%
 Combined reserves for credit losses to nonaccruing
     loans                                             145.34%          157.60%         175.03%           316.97%          267.99%

 (A) excluding residential mortgage loans held for sale
 (B) includes residential mortgage loans guaranteed by
     agencies of the U.S. government.  These loans
     have been modified to extend payment terms and/or
     reduce interest rates to current market.          $ 8,638          $ 8,386         $ 7,550           $ 7,083          $ 6,430
 (C) includes loans subject to First United Bank
     sellers escrow                                    $11,973          $ 8,101         $ 8,412           $ 4,677          $ 6,944